UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2005

Eyetech Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50516	13-4104684

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Numbers)	Identification No.)

3 Times Square, 12th Floor
New York, NY		10036

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 824-3100

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
EX-99.1: Presentation
EX-99.2: Presentation
EX-99.3: Presentation
EX-99.4: Presentation
EX-99.5: Key Facts
EX-99.6: Press Release

Item 7.01. Regulation FD Disclosure

     On June 22, 2005, the following information related to Macugen® (pegaptanib sodium injection), which is being commercialized and further developed by Eyetech Pharmaceuticals, Inc. and Pfizer Inc., was presented at Eyetech Vision Day in New York , New York:

•	Recent Developments in the AMD Marketplace, presented by David R. Guyer, M.D., Chief Executive Officer, Eyetech Pharmaceuticals, Inc., New York, NY.

•	Macugen Overview, presented by David R. Guyer M.D., Chief Executive Officer, Paul G. Chaney, Chief Operating Officer Eyetech Pharmaceuticals, Inc., New York, NY and Donald J. D’Amico, M.D., Professor of Ophthalmology, Massachusetts Eye and Ear Infirmary Harvard Medical School.

•	Expanding the Macugen Franchise, presented by Anthony P. Adamis, M.D., Chief Scientific Officer, Executive Vice President, Research and Development, Eyetech Pharmaceuticals, Inc., New York, NY.

•	The Eyetech Pharmaceutical Pipeline and Target Discovery, presented by Anthony P. Adamis, M.D., Chief Scientific Officer, Executive Vice President, Research and Development and David T. Shima, Ph.D., Senior Vice President, Research and Strategy Development, Eyetech Pharmaceuticals, Inc., New York, NY.

•	Key facts about Vision Study Results of Macugen In NeoVascular AMD, Macugen Study in Central Retinal Vein Occlusion, Eyetech Pre-Clinical Studies, Macugen in combination Study with Photodynamic Therapy and Macugen Study in treatment of Diabetic Macular Edema.

     On June 22, 2005, Eyetech Pharmaceuticals, Inc. issued a press release announcing the revision of 2005 forward-looking guidance for net product revenue from the sale of Macugen® (pegaptanib sodium injection) and recently adopted new initiatives to lower future expenses and realign incentives for employees.

     The full presentations are furnished as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 and the full press release is furnished as Exhibit 99.6 to this Current Report on Form 8-K and incorporated by reference herein.

     The furnishing of the attached information is not an admission as to the materiality of any of the information set forth therein.

     The information in this Item 7.01 of Form 8-K (including exhibits) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2005	EYETECH PHARMACEUTICALS, INC.

	By:	Glenn P. Sblendorio

	Name:	Glenn P. Sblendorio
	Title:	Senior Vice President, Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation of David R. Guyer, M.D., Recent Developments in the AMD Marketplace, presented at the Eyetech Vision Day meeting.

99.2	Presentation of David R. Guyer, M.D., Paul G. Chaney and Donald J. D’Amico, M.D., Macugen Overview, presented at the Eyetech Vision Day meeting.

99.3	Presentation of Anthony P. Adamis, M.D., Expanding the Macugen Franchise, presented at the Eyetech Vision Day meeting.

99.4	Presentation of Anthony P. Adamis, M.D. and David T. Shima, Ph.D., The Eyetech Pharmaceutical Pipeline and Target Discovery, presented at the Eyetech Vision Day meeting.

99.5	Key facts about Vision Study Results of Macugen in Neovascular AMD, Macugen Study in Central Retinal Vein Occlusion, Eyetech Pre-Clinical Studies, Macugen in combination Study with Photodynamic Therapy and Macugen Study in treatment of Diabetic macular Edema.

99.6	Press release dated June 22, 2005 announcing the revision of 2005 forward-looking guidance for net product revenue from the sale of Macugen (pegaptanib sodium injection) and recently adopted new initiatives and recently adopted initiatives to lower future expenses and realign incentives for employees.